Exhibit (m): Calculations of Illustrations for VUL
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $8,435.40
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$6,869.86
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$639.52
- Mortality & Expense Charge****	$80.08
+ Hypothetical Rate of Return*****	$(89.87)

=	$8,435	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.71
2	$43.72
3	$43.74
4	$43.75
5	$43.77
6	$43.79
7	$43.80
8	$43.82

Month	COI
9	$43.83
10	$43.85
11	$43.86
12	$43.88

Total	$525.52

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(7.80)
2	$(7.75)
3	$(7.69)
4	$(7.63)
5	$(7.57)
6	$(7.52)
7	$(7.46)
8	$(7.40)
9	$(7.35)
10	$(7.29)
11	$(7.23)
12	$(7.17)

Total	$(89.87)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$8,435.40
- Year 5 Surrender Charge	$2,084.00

=	$6,351	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $10,207.41
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$8,055.30
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$635.50
- Mortality & Expense Charge****	$90.79
+ Hypothetical Rate of Return*****	$503.40

=	$10,207	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.43
2	$43.44
3	$43.44
4	$43.45
5	$43.45
6	$43.46
7	$43.46
8	$43.47
9	$43.47
10	$43.47
11	$43.48
12	$43.48

Total	$521.50

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$42.36
2	$42.29
3	$42.22
4	$42.14
5	$42.07
6	$41.99
7	$41.91
8	$41.84
9	$41.76
10	$41.69
11	$41.61
12	$41.53

Total	$503.40
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$10,207.41
- Year 5 Surrender Charge	$2,084.00

=	$8,123	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $12,292.82
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,395.08
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00

- Monthly Deduction***	$630.87
- Mortality & Expense Charge****	$102.90
+ Hypothetical Rate of Return*****	$1,256.51

=	$12,293	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.13
2	$43.12
3	$43.11
4	$43.10
5	$43.09
6	$43.08
7	$43.07
8	$43.06
9	$43.05
10	$43.04
11	$43.03
12	$43.02

Total	$516.87

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$102.65
2	$103.01
3	$103.38
4	$103.75
5	$104.12

Month	Interest
6	$104.50
7	$104.88
8	$105.26
9	$105.65
10	$106.04
11	$106.43
12	$106.83

Total	$1,256.51
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,292.82
- Year 5 Surrender Charge	$2,084.00

=	$10,209	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $8,251.19
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$6,728.65
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$685.70
- Mortality & Expense Charge****	$78.58
+ Hypothetical Rate of Return*****	$(88.19)

=	$8,251	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$47.54
2	$47.56
3	$47.58
4	$47.60
5	$47.61
6	$47.63
7	$47.65
8	$47.67
9	$47.69
10	$47.70
11	$47.72
12	$47.74

Total	$571.70

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(7.68)
2	$(7.62)
3	$(7.56)
4	$(7.50)
5	$(7.44)
6	$(7.38)
7	$(7.32)
8	$(7.26)
9	$(7.20)
10	$(7.14)
11	$(7.08)
12	$(7.02)

Total	$(88.19)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$8,251.19
- Year 5 Surrender Charge	$2,084.00

=	$6,167	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $9,996.48
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$7,897.72
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$681.39
- Mortality & Expense Charge****	$89.15
+ Hypothetical Rate of Return*****	$494.31

=	$9,996	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$47.25
2	$47.26
3	$47.26
4	$47.27
5	$47.27

Month	COI
6	$47.28
7	$47.29
8	$47.29
9	$47.30
10	$47.30
11	$47.31
12	$47.31

Total	$567.39

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$41.71
2	$41.61
3	$41.52
4	$41.43
5	$41.33
6	$41.24
7	$41.15
8	$41.05
9	$40.96
10	$40.86
11	$40.77
12	$40.67

Total	$494.31
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$9,996.48
- Year 5 Surrender Charge	$2,084.00

=	$7,912	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $12,051.64
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,219.61
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$676.43
- Mortality & Expense Charge****	$101.10
+ Hypothetical Rate of Return*****	$1234.56

=	$12,052	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$46.92
2	$46.91
3	$46.90
4	$46.89
5	$46.88
6	$46.87
7	$46.86
8	$46.86
9	$46.85
10	$46.84
11	$46.83
12	$46.82

Total	$562.43

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$101.08
2	$101.40
3	$101.72
4	$102.04
5	$102.37
6	$102.70
7	$103.03
8	$103.37
9	$103.70
10	$104.04
11	$104.39
12	$104.73

Total	$1,234.56
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,051.64
- Year 5 Surrender Charge	$2,084.00

=	$9,968	(rounded to the nearest dollar)